UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2009

DELCATH SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-16133	06-1245881
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 FIFTH AVENUE, 23rd FLOOR NEW YORK, NEW YORK	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (212) 489-2100

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 8.01  Other Events.

On July 27, 2009, Delcath Systems, Inc. (the “Company”) issued a press release regarding a previously noticed quarterly update conference call.  The call will be archived and made available shortly on the Company’s website, www.delcath.com.  On the call the Company announced, among other things, that it has been granted FDA approval to increase the number of centers that may participate in the Company’s trials to a maximum of 28 centers.  It was also announced that since late April the Company has enrolled an additional 18 patients, with enrollment currently at 79 patients, and has screened 40 additional patients for enrollment.  It was further announced that the Company has received orphan-drug designation for the drug melphalan for the treatment of patients with neuroendocrine tumors.  A copy of the press release dated July 27, 2009 regarding the conference call and the transcript of the conference call are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
99.1	Press Release of Delcath Systems, Inc., dated July 27, 2009
99.2	Transcript of July 27, 2009 Conference Call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 27, 2009

DELCATH SYSTEMS, INC.

By:	/s/ Eamonn Hobbs
	Name:	Eamonn Hobbs
	Title:	Chief Executive Officer